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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 1, 1999



                       APPLIED ANALYTICAL INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                     0-21185                  04-2687849
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)



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Item 5.           Other Events.

         On November 1, 1999, Applied Analytical Industries, Inc. (the "Company") issued two press releases concerning a contract between the Company and AstraZeneca. Both press releases are filed as Exhibit 99.1 hereto and are incorporated by reference herein. In addition, on November 2, 1999, the Company issued a press release reporting the Company's unaudited consolidated financial results for the period ended September 30, 1999. The press release is filed as
Exhibit 99.2 hereto and is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

                  (a)      Exhibits

                  Exhibit 99.1 -- Press releases dated November 1, 1999
                  Exhibit 99.2 -- Press release dated November 2, 1999


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 1999

                                  APPLIED ANALYTICAL INDUSTRIES, INC.


                                  By: /s/ Eugene T. Haley
                                      ------------------------------------------
                                      Eugene T. Haley
                                      Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1 --      Press releases dated November 1, 1999
         Exhibit 99.2 --      Press release dated November 2, 1999



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